Financial Instruments and Fair Value Measurements	12 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Measurements

Note 13 — Financial Instruments and Fair Value Measurements

Recurring Fair Value Measurements

The fair values of financial instruments, including those not recognized on the statement of financial position at fair value, carried at September 30, 2014 and 2013 are classified in accordance with the fair value hierarchy in the following tables:

		Basis of Fair Value Measurement
(Millions of dollars)	September 30, 2014 Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Institutional money market investments	$1,040	$1,040	$—	$—
Interest rate swaps	3	—	3	—
Forward exchange contracts	20	—	20	—

Total Assets	$1,063	$1,040	$23	$—

Liabilities
Forward exchange contracts	$14	$—	$14	$—
Contingent consideration liabilities	14	—	—	14

Total Liabilities	$29	$—	$14	$14

		Basis of Fair Value Measurement
(Millions of dollars)	September 30, 2013 Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Institutional money market investments	$881	$881	$—	$—
Forward exchange contracts	13	—	13	—

Total Assets	$895	$881	$13	$—

Liabilities
Forward exchange contracts	$7	$—	$7	$—
Contingent consideration liabilities	23	—	—	23

Total Liabilities	$30	$—	$7	$23

The Company’s institutional money market accounts permit daily redemption and the fair values of these investments are based upon the quoted prices in active markets provided by the holding financial institutions. The Company’s remaining cash equivalents were $821 million and $1.009 billion at September 30, 2014 and 2013, respectively. Short-term investments are held to their maturities and are carried at cost, which approximates fair value. The cash equivalents consist of liquid investments with a maturity of three months or less and the short-term investments consist of instruments with maturities greater than three months and less than one year.

The Company measures the fair value of forward exchange contracts and interest rate swaps based upon the present value of expected future cash flows using market-based observable inputs including credit risk, interest rate yield curves, foreign currency spot prices and forward prices.

Long-term debt is recorded at amortized cost. The fair value of long-term debt is measured based upon quoted prices in active markets for similar instruments, which are considered Level 2 inputs in the fair value hierarchy. The fair value of long-term debt was $4.1 billion and $4.0 billion at September 30, 2014 and 2013, respectively.

The contingent consideration liabilities were recognized as part of the consideration transferred by the Company for certain acquisitions. Additional disclosures regarding these acquisitions and the resulting contingent consideration liabilities are included in Note 9. The fair values of the contingent consideration liabilities were estimated using probability-weighted discounted cash flow models that were based upon the probabilities assigned to the contingent events. The estimated fair values of the contingent consideration liabilities are remeasured at each reporting period based upon increases or decreases in the probability of the contingent payments. The decrease to the total contingent consideration liability in fiscal year 2014 represented payments relating to the KIESTRA and Sirigen acquisitions.

The Company’s policy is to recognize any transfers into fair value measurement hierarchy levels and transfers out of levels at the beginning of each reporting period. There were no transfers in and out of Level 1, Level 2 or Level 3 measurements for the years ending September 30, 2014 and 2013.

Concentration of Credit Risk

The Company maintains cash deposits in excess of government-provided insurance limits. Such cash deposits are exposed to loss in the event of nonperformance by financial institutions. Substantially all of the Company’s trade receivables are due from public and private entities involved in the healthcare industry. Due to the large size and diversity of the Company’s customer base, concentrations of credit risk with respect to trade receivables are limited. The Company does not normally require collateral. The Company is exposed to credit loss in the event of nonperformance by financial institutions with which it conducts business. However, this loss is limited to the amounts, if any, by which the obligations of the counterparty to the financial instrument contract exceed the obligations of the Company. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Accounts receivable balances include sales to government-owned or government-supported healthcare facilities in several countries, which are subject to payment delays. Payment may be dependent upon the financial stability and creditworthiness of those countries’ national economies. In recent years, due to economic conditions in parts of Western Europe, particularly in Italy and Spain, the average length of time it took the Company to collect its accounts receivable in certain regions within these countries had increased. Outstanding governmental receivable balances, net of reserves, in Italy at September 30, 2014 and 2013 were $51 million and $73 million, respectively. Outstanding governmental receivable balances, net of reserves, in Spain were $38 million and $61 million at September 30, 2014 and 2013, respectively. During the second quarter of fiscal year 2014, the Company received a $36 million payment from the Spanish government, and as a result, the Company reversed $6 million of bad debt expense that was previously recorded to reserve for uncollected outstanding government receivable balances in Spain.

The Company continually evaluates all governmental receivables for potential collection risks associated with the availability of government funding and reimbursement practices. The Company believes the current reserves related to all governmental receivables are adequate and that this concentration of credit risk will not have a material adverse impact on its financial position or liquidity.